UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2014

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

707 17th Street, Suite 4200

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into a Material Definitive Agreement

On August 13, 2014, Intrepid Potash, Inc. (“Intrepid,” “we,” “us,” or “our”) entered into an Aircraft Dry Lease, dated as of September 1, 2014 (the “Odyssey Dry Lease”), with Odyssey Adventures, LLC (“Odyssey”).  Hugh E. Harvey, Jr., our Executive Vice Chairman of the Board, is the sole owner of Odyssey.  The Odyssey Dry Lease allows us to use an aircraft owned by Odyssey on an as-needed basis.  The Odyssey Dry Lease has an initial one-year term and thereafter automatically renews on a month-to-month basis.  Either party may terminate the Odyssey Dry Lease upon 30 days’ notice to the other party.  We agree to pay $6,235 per flight hour for use of the Odyssey aircraft.  We are also responsible for any deductible amounts applicable to any claim under Odyssey’s insurance policies with respect to the aircraft relating to our use of the aircraft.

Also on August 13, 2014, we entered into a First Amendment to Aircraft Dry Lease, dated as of September 1, 2014 (the “IPH Amendment”), with Intrepid Production Holdings LLC (“IPH”).  Robert P. Jornayvaz III, our Executive Chairman of the Board, is the sole owner of IPH.  The IPH Amendment amends the Aircraft Dry Lease, dated as of January 9, 2009, between us and IPH (the “IPH Dry Lease”) to increase the rate that we pay under the IPH Dry Lease to $6,235 per flight hour.  As amended, the terms of the IPH Dry Lease are substantially similar to the terms of the Odyssey Dry Lease.

The Audit Committee of our Board of Directors approved the terms of the Odyssey Dry Lease and the IPH Amendment.

The descriptions set forth above are qualified in their entirety by the Odyssey Dry Lease and IPH Amendment, copies of which are filed as Exhibits 10.1 and 10.2 to this report and incorporated by reference into this Item 1.01.

Item 9.01                          Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
10.1	Aircraft Dry Lease, dated as of September 1, 2014, by and between Intrepid Potash, Inc. and Odyssey Adventures, LLC

10.2	Amendment to Aircraft Dry Lease, dated as of September 1, 2014, by and between Intrepid Potash, Inc. and Intrepid Production Holdings LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Dated: August 18, 2014	By:	/s/ Martin D. Litt
Martin D. Litt
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Aircraft Dry Lease, dated as of September 1, 2014, by and between Intrepid Potash, Inc. and Odyssey Adventures, LLC

10.2	Amendment to Aircraft Dry Lease, dated as of September 1, 2014, by and between Intrepid Potash, Inc. and Intrepid Production Holdings LLC